SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2022 (August 30, 2022)
LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio 45036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	LCNB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Resignation of independent registered public accounting firm

On August 30, 2022, FORVIS, LLP, the independent registered public accounting firm to LCNB Corp. (the “Company”), informed the Company of its decision to resign as auditors of the Company’s financial statements, effective immediately. FORVIS, LLP (formerly BKD, LLP) had served as the independent registered public accounting firm of the Company since 2014. The Company’s Audit Committee accepted the resignation of FORVIS, LLP.

•The audit reports of FORVIS, LLP on the Company’s financial statements as of and for the fiscal years ended December 31, 2021 and 2020 filed with the SEC did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

•During the fiscal years ended December 31, 2021 and 2020, and in the subsequent interim period through September 2, 2022, there were no disagreements with FORVIS, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of FORVIS, LLP, would have caused FORVIS, LLP to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements for such years.

•Additionally, no reportable events occurred as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided FORVIS, LLP with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K, and has requested FORVIS, LLP to furnish the Company with a letter addressed to the SEC stating whether FORVIS, LLP agrees with the statements made by the Company in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of the letter from FORVIS, LLP, dated September 2, 2022, is filed as Exhibit 16.1 to this Form 8-K.

FORVIS, LLP has agreed to respond fully to the inquiries of the Company’s successor independent registered public accounting firm.

(b) Engagement of independent auditor

The Company has engaged Plante & Moran, PLLC (“Plante Moran”) as independent accountants. The Company’s Audit Committee has approved the engagement of Plante Moran.

During the two most recent fiscal years and through September 2, 2022, the Company has not consulted with Plante Moran on any matter that involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.        Description

16.1    Letter from FORVIS, LLP addressed to the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: September 2, 2022	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer